UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2016

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28489	02-0563870
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On August 16, 2016, Advaxis, Inc. (“Advaxis”, the “Company”, “us”, “we” and “our”) entered into a placement agency agreement with Jefferies LLC and Barclays Capital, Inc., acting individually and as representatives of the several placement agents named in Schedule A of such placement agency agreement (collectively, the “Placement Agents”) relating to a registered direct offering by the Company to sell 2,244,443 shares of its common stock at a per share price of $13.50, for gross proceeds of approximately $30.3 million. The transaction closed on Friday, August 19, 2016. The net proceeds to the Company, after deducting the Placement Agents’ fees and other estimated offering expenses payable by the Company, are expected to be approximately $28.3 million.

A copy of the placement agency agreement, the form of securities purchase agreement and the Company’s press release announcing the above-described offering are incorporated herein by reference from the Company’s Current Report on Form 8-K filed August 16, 2016.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Placement Agency Agreement, dated August 16, 2016, by and among the Company, and Jefferies LLC and Barclays Capital, Inc., as representatives of the several placement agents named therein. (a)

10.2	Form of Securities Purchase Agreement. (b)
99.1	Press Release dated August 16, 2016. (c)

(a)	Filed as Exhibit 10.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

(b)	Filed as Exhibit 10.2 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

(c)	Filed as Exhibit 99.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)

	By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
President and Chief Executive Officer

Date: August 23, 2016

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INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Placement Agency Agreement, dated August 16, 2016, by and among the Company, and Jefferies LLC and Barclays Capital, Inc., as representatives of the several placement agents named therein. (a)

10.2	Form of Securities Purchase Agreement. (b)
99.1	Press Release dated August 16, 2016. (c)

(a)	Filed as Exhibit 10.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

(b)	Filed as Exhibit 10.2 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

(c)	Filed as Exhibit 99.1 to Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 16, 2016, and incorporated herein by reference.

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